GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 1 GO FURTHER. DO MO E. OME HOME SAFELY. CHC Helicopter Issuance of Convertible Preferred Shares August 22, 2014 CHC Helicopter is the operating company of CHC Group Ltd. (NYSE: HELI)

Page 2 GO FURTHER. DO MORE. COME HOME SAFELY. Forward-Looking Statements and non-GAAP Financial Measures This presentation contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and other applicable securities legislation. All statements, other than statements of historical fact included in this presentation regarding our strategy, future operations, projections, conclusions, forecasts, fiscal year 2015 guidance and other statements are “forward-looking statements“. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include our ability to obtain the approval of the transaction by our shareholders, the ability to obtain government approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the transaction does not close when expected, or at all, or that CHC may be required to modify aspects of the transaction to obtain regulatory approval; the ability to realize the expected reduction of debt and interest expense from the transaction in the amounts or in the timeframe expected; competition in the markets we serve, our ability to secure and retain long-term support contracts, our ability to maintain standards of acceptable safety performance, political, economical, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, inability to obtain or maintain government issued licenses or related approvals, inability to obtain or maintain necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. We make certain statements in this presentation that include references to “non-GAAP financial measures,” as defined by SEC regulations. We have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix or footnoted. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR.

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 3 • Reduce leverage, grow incremental cash flow • Maintain disciplined capital allocation Disciplined Growth Strengthen Balance Sheet Disciplined Growth Expand EBITDAR and Margin • Deploy fleet for deepwater/ultra-deepwater services • Expansion in high growth markets • Grow stable revenues backed by long-term contracts • Fleet mix, pricing discipline, transformation Financial Priorities

Page 4 GO FURTHER. DO MORE. COME HOME SAFELY. Clayton, Dubilier & Rice to Invest Up to $600M in CHC • Significant step towards further strengthening balance sheet • Issuance of $600M convertible preferred shares  Provision for existing shareholders to purchase up to $100M under the same terms  Backstop by CD&R for the $100M rights offering ensures $600M of proceeds for CHC  Net leverage drops from 5.3x to 4.1x on a pro forma basis(1) after full proceeds are received  Proceeds will be used to: – Reduce debt and fixed charges – Optimize mix of owned vs. leased aircraft – Other general corporate purposes  Benefits expected to drive $50M-$60M of incremental annualized free cash flow on a pro forma basis (1) Refer to Pro forma Capitalization Table in the Appendix for details of the calculation Accelerates plans to strengthen balance sheet, reduce fixed charges, and improve FCF

Page 5 GO FURTHER. DO MORE. COME HOME SAFELY. Long Term Value Creation • Capital commitment reaffirms CHC’s optimism in healthy industry fundamentals • Demonstrates CD&R’s confidence in CHC and its future value, driven by:  Dedication to safety and reliability  Continuous commitment to transformation efforts  Increased financial flexibility • CD&R enhances CHC’s competitive position by bringing additional operational and financial expertise  John Krenicki, CD&R’s operating partner and former GE executive to be chairman  Three additional board members will be appointed by CD&R to CHC’s board of directors  CD&R is committed to working with CHC to enhance long term value creation

Page 6 GO FURTHER. DO MORE. COME HOME SAFELY. Indicative Summary of Terms Issuer: CHC Group Ltd. Amount: $600M Security: Convertible Preferred Stock Use of Proceeds: Redeem existing debt, optimize mix of leased versus owned aircraft, and general corporate purposes. Dividends: • 8.5% per annum, accrues quarterly: – In kind for first two years; and – In kind or in cash, at the election of the Company thereafter • Participation in ordinary share dividends on an as-converted basis (Company not currently paying dividends on ordinary shares) Conversion Price: • $7.50 / share (the “Conversion Price”), to be adjusted for dilution (stock splits, etc.) • To accrete by 25 basis points per quarter (to $8.12 after eight years, for example) Conversion: • Holders may convert to ordinary shares at any time • Mandatory conversion upon the occurrence of: – After two years from date of issuance: if ordinary share price is at or above 175% of then-current Conversion Price for 30 consecutive trading days; or – After eight years from date of issuance: if average ordinary share price is at or above the then-current Conversion Price for 10 consecutive trading days • Optional conversion by the Company: – After eight years: at the then-current ordinary share price – After fifteen years: at the greater of (a) the then-current ordinary share price and (b) 50% of the then-current Conversion Price Subject to regulatory and shareholder approvals

Page 7 GO FURTHER. DO MORE. COME HOME SAFELY. Use of Proceeds • Utilize proceeds to reduce debt and fixed charges, and optimize mix of leased vs. owned aircraft • Portion of proceeds to be used to redeem $105M of Senior Unsecured Notes and $130M of Senior Secured Notes  Annual Interest savings associated with both series of notes estimated at ~$22M per year • Once fully deployed $50M to $60M of estimated annualized FCF improvement on a pro forma basis vs. previous targets Uses of Funds Sources of Funds $M New Convertible Preferred Stock 600 Total Sources $600 $M Equity Claw on 35% of Unsecured Notes 105 Claw Premium 10 103 Purchase of Secured Notes in Feb 2015 130 Call Premium 4 Debt reduction/Optimizing mix of lease vs. owned aircraft/other general corporate purposes 328 Fees and other (approx.) 23 Total Uses $600 Incremental cash flow generation drives long term shareholder value

Page 8 GO FURTHER. DO MORE. COME HOME SAFELY. Reaffirms Full Year Guidance: Fiscal 2015 Full Year Fiscal 2015 Year over Year • Mid to high single-digit growth in revenue • High single- to low double-digit increase in EBITDAR Q1 Fiscal 2015 Targets Year over Year • Revenue growth in high single-digit to low double-digit range • EBITDAR dollars relatively flat

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 9 • Reduce leverage, grow incremental cash flow • Maintain disciplined capital allocation Disciplined Growth Strengthen Balance Sheet Disciplined Growth Expand EBITDAR and Margin • Deploy fleet for deepwater/ultra-deepwater services • Expansion in high growth markets • Grow stable revenues backed by long-term contracts • Fleet mix, pricing discipline, transformation CHC: Committed to Financial Priorities

GO FURTHER. DO MORE. COME HOME SAFELY. Page 10 This presentation may be deemed to be solicitation material in respect of the proposed private placement of convertible preferred shares of CHC Group Ltd. In connection with the proposed transaction, CHC Group Ltd. plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF CHC GROUP LTD. ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed or otherwise made available to shareholders of CHC Group Ltd. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by CHC Group Ltd. with the SEC, at the SEC's web site at http://www.sec.gov or at the Company’s website at http://www.chc.ca. Free copies of the proxy statement, when it becomes available, and CHC Group Ltd.’s other filings with the SEC may also be obtained from CHC Group Ltd by directing a written request to CHC Group Ltd. at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands, Attention: Investor Relations or by contacting the same at +1 (914) 485-1150. CHC Group Ltd. expects to undertake a rights offering during the period beginning at the signing of the definitive agreements and ending ninety (90) days after the first closing of the sale of the convertible preferred shares by filing of a registration statement relating to the rights offering. CHC Group Ltd. will complete the sale of convertible preferred shares in the rights offering in accordance with applicable law and the terms stated in the registration statement. The rights offering will be made only by means of a prospectus filed as part of a registration statement. The Company has not yet filed the registration statement relating to the rights offering with the SEC. This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities in the rights offering. If you are a shareholder as of the record date for the rights offering, which will be determined following the extraordinary general meeting of shareholders, you will receive a prospectus relating to the rights offering and related offering materials following the effectiveness of the registration statement. Those materials will describe in detail the procedures for participation in the rights offering. CHC Group Ltd. and its directors, executive officers and certain other members of its management and employees may be deemed to be soliciting proxies from CHC Group Ltd.’s shareholders in favor of the proposed transaction. Information regarding CHC Group Ltd.’s directors and executive officers is available in its proxy statement for its 2014 annual general meeting of shareholders, which was filed with the SEC on July 30, 2014. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available. The convertible preferred shares offered to CD&R will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Page 11 GO FURTHER. DO MORE. COME HOME SAFELY. Appendix

Page 12 GO FURTHER. DO MORE. COME HOME SAFELY. Pro Forma Capitalization Table (1) As of April 30, 2014 (2) Adjusted Net Debt includes $1,239M of NPV of lease commitments as of April 30, 2014 discounted at 9% (3) Based on EBITDAR of $471MM as of April 30, 2014 (4) Includes $328M of proceeds from the $600MM convertible preferred equity issuance to be used for combination of optimizing mix of lease vs. owned aircraft, additional debt repayment and general corporate purposes in the future (5) Pro forma for call of $130M of Sr. Sec. Notes at 103% in February 2015 (6) Pro forma for equity claw of $105M of Sr. Unsecured Notes at 109.375% Current Capitalization (1) Pro Forma Capitalization Facility $MM Cash and Cash Equivalents $303 Senior Secured Revolving Credit Facility ($375MM) due 2019 0 Senior Secured Notes due 2020 1,170 Senior Unsecured Notes due 2021 300 Capital Leases and Other Unsecured 91 Net Debt $1,258 Adjusted Net Debt (2) / EBITDAR (3) 5.3x Facility $MM Cash and Cash Equivalents (4) $631 Senior Secured Revolving Credit Facility ($375MM) due 2019 0 Senior Secured Notes due 2020 (5) 1,040 Senior Unsecured Notes due 2021(6) 195 Capital Leases and Other Unsecured 91 Net Debt $694 Adjusted Net Debt (2) / EBITDAR (3) 4.1x

EBITDAR: Reconciliation to GAAP measures

EBITDAR - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Year ended	
	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014
Helicopter Services	$ 125,548	$ 128,562	$ 469,651	$ 487,838
Heli-One	30,389	21,288	91,700	55,334
Corporate	(17,814)	(17,248)	(74,113)	(95,087)
Eliminations	(1,115)	(1,710)	(2,887)	(3,097)
Adjusted EBITDAR	**137,008**	**130,892**	**484,351**	**444,988**
Helicopter lease and associated costs	(52,346)	(61,232)	(201,736)	(227,893)
Depreciation	(47,280)	(38,415)	(131,926)	(144,573)
Restructuring	(2,359)	—	(10,976)	—
Asset impairments	(5,763)	(2,977)	(29,981)	(25,933)
Loss on disposal of assets	(6,464)	(4,688)	(15,483)	(6,631)
Operating income	**22,796**	**23,580**	**94,249**	**39,958**
Interest on long-term debt	(33,250)	(35,586)	(127,199)	(153,222)
Foreign exchange gain (loss)	(18,365)	18,448	(11,383)	(6,028)
Other financing charges	3,706	(21,638)	(18,729)	(23,253)
Loss from continuing operations before income tax	**(25,113)**	**(15,196)**	**(63,062)**	**(142,545)**
Income tax expense	(3,846)	(10,885)	(54,452)	(28,374)
Loss from continuing operations	**(28,959)**	**(26,081)**	**(117,514)**	**(170,919)**
Earnings from discontinued operations, net of tax	1	—	1,025	—
Net loss	**$ (28,958)**	**$ (26,081)**	**$ (116,489)**	**$ (170,919)**

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EBITDAR and Net Income: Non-GAAP Reconciliation

EBITDAR excluding special items - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Year ended	
	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014
Adjusted EBITDAR	$ 137,008	$ 130,892	$ 484,351	$ 444,988
Stock-based compensation[1]	—	871	—	23,389
Expenses related to the initial public offering[2]	—	—	—	2,563
Adjusted EBITDAR excluding special items	**$ 137,008**	**$ 131,763**	**$ 484,351**	**$ 470,940**

Adjusted net (loss) - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Year ended	
	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014
Net loss attributable to controlling interest	$ (34,830)	$ (23,224)	$ (119,436)	$ (172,548)
Stock-based compensation[1]	—	871	—	23,389
Expenses related to the initial public offering[2]	—	—	—	2,563
Asset impairments	5,763	2,977	29,981	25,933
Loss on disposal of assets	6,464	4,688	15,483	6,631
Foreign exchange loss (gain)	18,365	(18,448)	11,383	6,028
Debt extinguishment[3]	—	7,668	—	7,668
Unrealized loss (gain) on derivatives	(6,479)	11,878	405	3,647
Adjusted net loss	**$ (10,717)**	**$ (13,590)**	**$ (62,184)**	**$ (96,689)**

(1) Stock-based compensation relates to the expense of prior equity plans triggered by the initial public offering.
(2) Expenses related to the initial public offering, including costs related to restructuring our compensation plan.
(3) Loss on extinguishment incurred on the redemption of $130.0 million of our senior secured notes at a redemption price of 103% of the principal amount.

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Page 15 GO FURTHER. DO MORE. COME HOME SAFELY. Adjusted Net Debt Reconciliation 1. NPV of lease commitments as of January 31, 2014 and April 30, 2014 discounted at 9%. Adjusted Net Debt ($US Million) At January 31, 2014 At April 30, 2014 Long-term debt 1546 1546 Current portion of long-term debt 133 4 Deferred financing fees - net of fees 0 0 Discount on notes 14 12 Premium on notes (2) (2) Less: Cash on Balance Sheet (417) (303) Net Debt 1,273 1,258 NPV of lease commitments(1) 1,166 1,239 Adjusted Net Debt 2,439 2,497

Industry Leading Commercial Helicopter Operator

Concentration in the deep water oil and gas market with unmatched global diversity

- $1.8 bn of revenues[1], with the broadest global footprint ~70 bases in ~30 countries
- Two segments: **Helicopter Services** and **Heli-One**

CHC

Helicopter Services



~ 83% of Revenue

Offshore Transport
- Majority of revenue from production
- Long term contracts with leading O&G producers
  - ✓ Average 4 to 5 years in length



~ 8% of Revenue

Search & Rescue
Emergency Medical Services
- Long term contracts 8 to 10 years in length



Other countries 8%
Asia 5%
Other European Countries 12%
Norway 30%
Australia 14%
United Kingdom 16%
Brazil 15%

Note: Revenues split as of FY2014

Heli-One



~ 9% of Revenue

Maintenance Repair & Overhaul (MRO)
- Serves both CHC and third-party customers
- Only global commercial helicopter operator with comprehensive in-house MRO capabilities
- Capabilities for Sikorsky, AirBus Helicopters (Eurocopter), AgustaWestland and Bell aircraft

1. As of FY2014

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GO FURTHER. DO MORE. COME HOME SAFELY. Page 17 Key Investment Highlights A market leading operator with a strong safety system and record • Scale and global reach enables CHC to grow with customers • Consistent level of availability, reliability, and safety 2 Persistent focus on efficiency and improvement • First mover advantage from global operations center, leading IT systems 3 Significant growth opportunities, supported by strong industry fundamentals • Attractive end-markets driven by increased deepwater O&G exploration and production • Recurring revenue from an essential service that is only ~4-7% of operator rig expenses(1) 1 Disciplined growth to maximize long term returns • Financial visibility afforded by long-term contracts, fixed monthly revenue • Industry fundamentals and company transformation support strong growth opportunities 4 ¹ Calculated as implied daily cost of helicopter/divided by typical day rate for offshore rig; implied daily cost of helicopter calculated by dividing FY2013 HE rate of $8.73M by 365; assumes typical day rates of $600K and $350K, respectively, for UDW and DW rigs.